                                                             Exhibit 10.32

                              MANAGEMENT AGREEMENT

                  MANAGEMENT AGREEMENT (the "Agreement") dated as of March 14, 1995 between The Edison Partnership L.P. (the "Company") and WSI Inc. ("WSI").

                  WHEREAS, WSI is the founding partner of the Company and its president, H. Christopher Whittle ("Whittle"), is the "Founder" of the Company; and

                  WHEREAS, the Company recognizes that Whittle and other WSI personnel possess special knowledge and expertise with respect to the Company's business which knowledge and expertise is vital to the Company in connection with the growth of its business; and

                  WHEREAS, the Company desires to ensure to itself the availability of Whittle's and other WSI personnel's knowledge and expertise; and

                  WHEREAS, Whittle and WSI desire to provide the services described herein to the Company on the terms and conditions provided herein.

                  NOW, THEREFORE, the parties hereto do hereby agree as follows:

                  1. Term. Unless this Agreement is earlier terminated as provided herein, the term of this Agreement shall commence on March 15, 1995 and expire on March 15, 2000 (the "Initial Term"). The Initial Term shall automatically renew for successive two year terms (each a "Renewal Term") unless WSI shall have given the Company notice of its intention not to renew this Agreement at least 12 months before the commencement of any Renewal Term.

                  2. Services. (a) During the Initial Term and any Renewal Term, WSI shall cause Whittle to and Whittle shall, pursuant to the direction of the Board of Directors (which for all purposes of this Agreement shall include members of the Board appointed by WSI), have the power, duty and right to (i) along with the Company's chief executive officer, act as the Company's co-spokesperson, (ii) coordinate the strategic planning and capital formation efforts of the Company, (iii) sit on the Company's management committee (or any committee exercising similar authority) and attend any meeting thereof, and (iv) perform any and all other duties or services for the Company as may be assigned by the Board of Directors in order to implement and further the goals of the Company and the Company's business plans as approved by the Board of Directors. Whittle shall report directly to the Board of Directors. Whittle shall cause WSI personnel to assist Whittle in accordance with his instructions in performing the services to be performed by WSI or Whittle under this Agreement.

                  (b) Whittle will perform services for the Company under this Agreement during no more than 50% of his normal working time. Whittle and the Company agree to schedule Whittle's time giving due regard to the needs of the Company and other business demands on Whittle's time. Whittle shall undertake reasonable travel to such locations and for such reasonable periods of time as shall be required to perform the services hereunder provided that travel shall be scheduled with reasonable regard to the other business demands on Whittle's time. For the purposes of determining the amount of time spent by Whittle under this Agreement, any travel time shall be considered time during which services are being performed under this Agreement.

                  (c) During the Initial Term and any Renewal Term, Whittle and any other WSI personnel who perform services on behalf of the Company will be covered by the Company's standard benefits plans for personnel at the same level as such WSI personnel, a current schedule of which is attached.

                  (d) During the term of this Agreement and for one year after the termination of such employment for any reason, Whittle will not, and will not cause or permit WSI to, engage in or participate as an executive officer, employee, director, agent, consultant, representative, stockholder, or partner, or have any financial interest, in any business which "competes" with the Company, any subsidiary of the Company or any successor to the business of the Company. For the purposes hereof, a "competing" business shall mean any business which directly competes with any of the businesses of the Company as such businesses shall exist during the term of this Agreement (for example, the business of managing public and private schools for profit or the sale of school management or student assessment systems such as "The Edison Common" would be considered to directly compete, but a "competing" business would not include the business of developing for, marketing to or implementing in schools electronic curriculum services or technology delivery systems for such services, or the fulfillment of Whittle's obligations under the Retention Agreement dated August 17, 1994, between Whittle and WEN Acquisition Corp., as amended, so long as the activities do not violate the confidentiality provisions of this Agreement). Ownership by Whittle or WSI of publicly traded stock of any corporation conducting any such business shall not be deemed a violation of the preceding two sentences provided Whittle or WSI does not own more than three percent (3%) of the stock of any such corporation. Additionally, Whittle will not and will not cause or permit WSI to directly or indirectly solicit the employment or other services of any executive employee of the Company during and for a period of one year after this Agreement is terminated.

                  3. Management Fee and Expenses. (a) The Company shall pay WSI for the services performed by Whittle and other WSI personnel under this Agreement a fee at the annual rate of $275,000 (the "Management Fee"). The Management Fee shall be paid in equal monthly installments of $22,916.67 payable in arrears on the fifteenth day of each calendar month during the Initial Term and any Renewal Term, provided that until July 1, 1996, $12,500.00 of each monthly installment shall accrue and be paid on the closing by the Company of an initial public offering, with interest at the rate of 7% per annum compounded [quarterly] from the respective dates accrued until paid, and provided further that the Management Fee for periods after July 1, 1996 shall continue to accrue and be paid as provided above if the conditions precedent to the Round Three closing set forth in section 5(c) of the Subscription Agreement dated as of March 14, 1995 among the Company and the other parties listed therein have not been met.

                  (b) The Management Fee shall cover all expenses incurred by Whittle and other WSI personnel in performing services under this Agreement, including, without limitation, all reasonable travel and/or entertainment expenses in connection with the performance of services hereunder, provided that if the Company specifically requests that Whittle or other WSl personnel travel and/or entertain on behalf of the Company, the Company shall reimburse, in accordance with the policies of the Company as in effect from time to time, WSI for such expenses related to such travel and/or entertainment.

                  (c) The Company shall provide Whittle with a suitable office at its principal office.

                  4. Independence. WSI and Whittle acknowledge and agree that none of WSI, Whittle or other WSI personnel performing services under this Agreement is an employee of the Company.

                  5. Confidential Information. In connection with the provision of services under this Agreement, Whittle will and will cause WSI personnel to maintain all Company proprietary information in confidence and not to divulge any such information whether or not this Agreement remains in effect, except as may be required by law or as Whittle or WSI personnel acting on Whittle's instructions deem advisable in connection with the provision of services under this Agreement, provided, that this provision shall not affect any of WSI's rights (or Whittle's rights as WSI's controlling shareholder) or the Company's obligations under the Company's Amended and Restated Agreement of Limited Partnership dated as of March 14, 1995, and, further, provided, that Whittle and WSI personnel shall take reasonable efforts (including the instruction of persons or entities to which information is disclosed pursuant to this paragraph) to ensure that persons and entities to whom the Company's proprietary information is disclosed keep such information confidential.

                  6. Termination. (a) Death. If Whittle shall die while this Agreement remains in effect, the Company's obligation to pay the Management Fee for any period after the date of death shall terminate automatically, provided, however, that the Company shall pay to WSI the amount of $22,916.67 plus any amounts owed to WSI for reimbursement of any expenses properly reimbursable under this Agreement and not yet reimbursed. Any Management Fee payments then accrued and unpaid will be paid as provided in paragraph 3(a) above.

                  (b) Disability. The Company may terminate its obligation to make Management Fee payments for any period after the date of termination, by notice to WSI, in the event Whittle is unable to provide services to the Company under this Agreement for a period of 90 consecutive days during the Initial Term or any Renewal Term because of physical or mental disability (as determined by a reasonably selected independent medical doctor), provided that with such notice the Company pays to WSI the amount of $22,916.67 plus any amounts owed to WSI for reimbursement of any expenses properly reimbursable under this Agreement and not yet reimbursed. Any Management Fee payments then accrued and unpaid will be paid as provided in paragraph 3(a) above.

                  (c) Termination. Either the Company or WSI may terminate this Agreement by written notice to the other and upon the effective date of such termination neither party shall have any further rights or obligations under this

Agreement, provided that (i) in the event either party terminates this Agreement WSI shall be entitled to (a) reimbursement for any expenses properly reimbursable under this Agreement and not yet reimbursed and (b) any Management Fee then earned and unpaid (which Management Fee will be paid as provided in paragraph 3(a) above) and provided further that (ii) in the event the Company terminates this Agreement WSI shall be additionally entitled to the Management Fee through the later of July 1, 1996, or six months following the effective date of termination (which Management Fee will be paid as provided in paragraph 3(a) above).

                  7. Option. (a) The Company hereby grants to WSI (or its assignee) two options (each an "Option", and together the "Options") to purchase additional Partnership Interests in the Company. Under the first Option, WSI (or its assignee) has the right to purchase a Partnership Interest with a 5.714286% Percentage Interest in the Company for $10,000,000 and under the second Option WSI (or its assignee) has the right to purchase a Partnership Interest with a 5.405405% Percentage Interest in the Company for $20,000,000. WSl may purchase all or a portion of the Percentage Interest specified in the previous sentence with respect to each Option. In the event WSI elects in either case to purchase only a portion of such Percentage Interest, the purchase price shall be the portion of the purchase price for the entire Percentage Interest that the portion purchased is of the entire Interest purchasable. In the case of each Option, the Percentage Interest is determined based upon the assumption that all options granted or reserved by the Company as part of the Company's Management Option Plan are exercised on or prior to the exercise of the Option.

Further, the Percentage Interests of the Options are based upon the Percentage Interests of Partners outstanding immediately following the Round One Closing Date and are subject to dilution and other adjustments in the same manner as the Percentage Interests of Partnership Interests outstanding immediately following the Round One Closing Date. Finally, the Percentage Interest of the first Option assumes that the second Option has not been exercised (in whole or in part) at the time that the first Option is exercised, and the Percentage Interest of the second Option assumes that the first Option has been exercised in full at the time that the second Option is exercised. In other words, the Percentage Interests of the Options are computed as though the Company had 1,250,000 shares of Partnership Interests outstanding immediately following the Round One Closing Date, that options with respect to 400,000 shares of Partnership Interests will be granted under the Management Option Program and that each of the Options hereby granted is for the purchase of 100,000 shares of Partnership Interests. The Options shall survive termination of this Agreement for any reason. Each Option shall vest 50% on the date of this Agreement and the remaining 50% shall vest 10% per year on the last day of each of the next five succeeding fiscal years of the Company until fully vested, provided, however, that no further vesting will occur after a termination of this Agreement. In the event of Whittle's death or disability or the termination of this Agreement under paragraph 6(c) above, a pro rata portion of the Options which would have vested at the end of the fiscal year in which such death, disability or termination occurred shall vest upon Whittle's death, the termination date specified in the notice of disability or such termination, as the case may be, based on the number of days from the first day of such fiscal year to the date of death, disability or termination, as the case may be. The Company may redeem each Option or any portion thereof in connection with a financing transaction or capital restructuring pursuant to which the Company is redeeming options or equity issued under the Company's Management Option Plan as in effect from time to time, provided the Company shall redeem the Options or any portion thereof on the same relative terms as the Company redeems such management options. Upon any capital transaction or reorganization of the Company (including the conversion of the Company to a corporation) or the Company's business or any amendment of the Company's Partnership Agreement, the Partnership Interest subject to each Option shall be adjusted so that WSI shall thereafter be entitled to receive, upon exercise of the Option, the Partnership Interest or shares or other equity interest or entitlement that WSI would have owned or have been entitled to receive after the occurrence of such event had such option been exercised immediately prior to the occurrence of such event, with the Option as so revised to be subject to adjustment, if the Company is then incorporated, appropriately to reflect stock splits, stock dividends, combinations, and sales of all or substantially all the assets of the Company and, if the Company is then a partnership, with the Interest subject to dilution in the same manner as the Percentage Interests of Partnership Interests outstanding following such event. Any registration rights which accrue to WSI (or its assignees) with respect to any equity interests in the Company (or its successor) shall apply to any equity obtained by WSI

(or its assignees) upon the exercise in whole or in part of either of the Options. In the event of any transaction in which the Company and/or the Company's business is reorganized as a corporation, such corporation's obligations hereunder upon the exercise of the Option shall be to issue common, voting stock of such corporation.

                  (b) WSI may exercise the Options as of the first business day of any fiscal year of the Company (or at such other times as may be permitted by the Board of Directors) by on or before such day (a) transferring to the account designated by the Company immediately available funds in an amount equal to the sum of the pro rata portion of the exercise price of the Option corresponding to the to the portion of the Option then exercised and any amounts required to be withheld by the Company and remitted to any taxing authority by reason of the exercise of the Option and (b) giving written notice to the Company, provided that (i) the portion of each Option that vests on the date of this Agreement shall expire at 5:00 p.m. E.S.T. on the first business day of 2003, (ii) the portion of each Option that vests in the Company's 1996, 1997 and 1998 fiscal years shall expire on the business day following the seventh anniversary of the vesting of such portion of such Option, and (iii) the portion of each Option that vests in the Company's 1999 and 2000 fiscal years shall expire on the business day following the fifth anniversary of the vesting of such portion of such Option. Upon the exercise of any portion of the Options, the books and records of the Company shall be appropriately amended to reflect WSI's acquisition of the partnership or other equity interest corresponding to the portion of the Option then exercised.

                  8. Assignability, Parties in Interest. None of WSI, Whittle or the Company may assign its or his rights or obligations under this Agreement, provided, however, that the rights and obligations of the Company may be assigned, upon notice to WSI, to any entity to which the Company's business is transferred (whether upon incorporation or otherwise) and further provided, however, that the rights and obligations of the Company under this Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company and their affiliates including any transferee of all or substantially all of the business of the Company and further provided that WSI may (i) at any time grant to any third party a security interest in all or any part of the Options and (ii) sell, assign, transfer or otherwise dispose of any vested portion of the Options at any time following the fourth anniversary of the vesting of the portion of the Options to be sold, assigned, transferred or otherwise disposed of.

                  9. Governing Law. This Agreement shall be governed and interpreted and enforced in accordance with the substantive laws of the State of New York without regard to the conflicts of laws provisions thereof.

                  10. Notices. Any notice required or desired to be served, given or delivered hereunder shall be in writing, and shall be deemed to have been validly served, given or delivered (i) five business days after the deposit in the United States mails, with proper postage prepaid, whether by air, first class, registered or certified mail, (ii) one business day after being deposited with an overnight courier with all charges prepaid (ii) when delivered, if hand-delivered by messenger, or (iv) when

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
dispatched by facsimile to the telecopy number provided below, all of which shall be properly addressed to the party to be notified and sent to the address indicated as follows.

                  If to the Company:   The Edison Project L.P.
                                       529 Fifth Avenue
                                       New York, New York 10017
                                       Attn: Board of Directors
                                       Telecopy: (212) 309-1604

                  copy to:             Cadwalader, Wickersham & Taft
                                       100 Maiden Lane
                                       New York, New York 10038
                                       Attn: John F. Fritts, Esq.
                                       Telecopy: (212) 504-6666

                  If to WSI:           WSI Inc.
                                       c/o H. Christopher Whittle
                                       529 Fifth Avenue
                                       12th Floor
                                       New York, New York 10017
                                       Telecopy: (212) 309-1515

                  copy to:             Cadwalader, Wickersham & Taft
                                       100 Maiden Lane
                                       New York, New York 10038
                                       Attn: John F. Fritts, Esq.
                                       Telecopy: (212) 504-6666

or to such other address as such party may specify to the other in writing in accordance with the provisions hereof.

                  11. Miscellaneous. (a) Waiver by either party of a breach of any provision of this Agreement by the other party shall not operate or be construed as a waiver of any subsequent breach by such waiving party.

                  (b) This instrument contains the entire agreement and understanding of the parties hereto and may not be changed except by an agreement in writing signed by WSI, Whittle and the Company.

                  (c) The captions set forth in this Agreement are used solely for convenience or reference and shall not control or effect the meaning or interpretation of any of the provisions.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first above written.

                                       WSI Inc.

                                       By: /s/ H. Christopher Whittle
                                           ----------------------------------
                                           H. Christopher Whittle, President

                                       THE EDISON PROJECT, L.P.
                                       By its general partners:
                                         WSI, Inc., a general partner

                                         By: /s/ H. Christopher Whittle
                                             ----------------------------------
                                             H. Christopher Whittle, President

                                         Sprout Edison Project, Inc.,
                                         a general partner

                                         By: /s/ Janet A. Hickey
                                             ----------------------------------
                                             Janet A. Hickey, President

ACCEPTED AND ACKNOWLEDGED:

/s/ H. Christopher Whittle
-------------------------------------
H. Christopher Whittle, individually

                                          As of November 15, 1996




     Reference is made to the Management Agreement (the "Management Agreement") dated as of March 14, 1995, between The Edison Project L.P. (the "Partnership") and WSI Inc. ("WSI"). Capitalized terms used but not defined herein shall have the meanings set forth in the Management Agreement.

     The Partnership hereby acknowledges payment, and WSI hereby acknowledges receipt, of $500,000 (the "Service Fee") in respect of (i) payment in full of the Partnership's contingent obligation set forth in Section 3(a) of the Management Agreement to pay accrued installments of the Management Fee upon the closing of an initial public offering (the "Contingent Obligation"), and (ii) additional services provided and expenses incurred by WSI in connection with its performance under the Management Agreement.

     Each of WSI and the Partnership agree that Section 3(a) of the Management Agreement shall be amended as promptly as practicable to reflect payment of the Contingent Obligation.


                                          WSI INC.


                                          By: /s/ H. Christopher Whittle
                                              ---------------------------
                                              H. Christopher Whittle, President


                                          THE EDISON PROJECT L.P.

                                          By SPROUT EDISON PROJECT, Inc.,
                                             a General Partner


                                          By: /s/ Janet A. Hickey
                                              ---------------------------
                                              Janet A. Hickey, President

                     AMENDMENT TO THE MANAGEMENT AGREEMENT

                           DATED AS OF MARCH 14, 1995

                                    BETWEEN

                      THE EDISON PROJECT L.P. AND WSI INC.


     The Management Agreement (the "Agreement") dated as of March 14, 1995 between The Edison Project L.P. (the "Company") and WSI Inc. ("WSI") is hereby amended as follows:

1. The WHEREAS clauses of the Agreement are amended to read as follows:

     WHEREAS, WSI was the founding partner of the Company and its president,
H. Christopher Whittle ("Whittle"), is the "Founder" and President of the Company; and

     WHEREAS, the Company recognizes that WSI personnel possess special knowledge and expertise with respect to the Company's business which knowledge and expertise is vital to the Company in connection with the growth of its business; and

     WHEREAS, the Company desires to ensure to itself the availability of WSI personnel's knowledge and expertise; and

     WHEREAS, WSI desires to provide the services described herein to the Company on the terms and conditions provided herein.

2. Paragraph 2(a) is amended to read as follows:

     During the Initial Term and any Renewal Term, WSI shall cause its personnel to provide services to the Company in areas in which its personnel have knowledge or expertise upon reasonable request from the Company.

3. Paragraph 2(b) is omitted, and Paragraph 2(c), which is amended to delete the words "Whittle and any other" before the word "WSI," and Paragraph 2(d) shall become paragraphs 2(b) and 2(c).

4. Paragraph 3 is amended to read in its entirety as follows:

     Management Fees and Expenses. Mutually agreeable fees for any services to be provided by WSI to the Company under this Agreement and any expenses related thereto (the "Management Fees") shall be specifically reviewed and approved in advance by the Board of Directors of The Edison Project Inc. as part of the Company's annual budget or a revision thereto.

5. Paragraph 4 is amended to delete the words ", Whittle or other" before the word "personnel."

6. Paragraph 5 is amended to delete the following words: "this provision shall not affect any of WSI's rights (or Whittle's rights as WSI's controlling shareholder) or the Company's obligations under the Company's Amended and Restated Agreement of Limited Partnership dated as of March 14, 1995, and, further provided, that".

7. Paragraphs 6(a) and 6(b) are deleted and Paragraph 6(c), which is amended to delete the parenthetical at the end of the paragraph and change the word "Fee" to "Fees," becomes Paragraph 6.

8. Paragraph 7(c) is hereby amended by changing the reference to "paragraph 6(c)" to "paragraph 6."

9. The Edison Project Inc. hereby acknowledges that it is the corporation referred to in Paragraph 7(a) (including, without limitation, in the last sentence thereof) and that it will comply with the obligations therein set forth.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of March 1, 1997.


                         WSI Inc.

                         By: /s/ H. Christopher Whittle
                             -------------------------------
                                 H. Christopher Whittle, President


                         THE EDISON PROJECT L.P.

                         By: The Edison Project Inc., general partner

                         By: /s/ Laura K. Eshbaugh
                             -------------------------------
                                 Laura K. Eshbaugh, President

                  SECOND AMENDMENT TO THE MANAGEMENT AGREEMENT

                           DATED AS OF MARCH 14, 1995

                                     BETWEEN

                      THE EDISON PROJECT L.P. AND WSI INC.

      The Management Agreement (the "Agreement") dated as of March 14, 1995 between The Edison Project L.P. (the "Company") and WSI Inc. ("WSI"), as amended by the first amendment thereto dated as of March 1, 1997, is hereby amended by replacing the text in Paragraph 7, which describes two options granted to WSI, in its entirety with the following:

            WSI will receive two options to acquire the stock of The Edison Project Inc., which are attached hereto as Exhibit A and Exhibit B.

      IN WITNESS HERETO, the parties hereto have executed this Agreement as of December 31, 1997.

                                          WSI INC.

                                          By: /s/ H. Christopher Whittle
                                             ---------------------------
                                          THE EDISON PROJECT L.P.

                                          By:   The Edison Project Inc., general
                                                partner,

                                          By: /s/ Laura Eshbaugh
                                             -------------------
                                               Laura Eshbaugh, President

NEITHER THE OPTION GRANTED PURSUANT TO THIS AGREEMENT (OR THE SHARES OF STOCK ISSUABLE UPON EXERCISE OF SUCH OPTION) HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. NEITHER SUCH OPTION OR SHARES MAY BE SOLD, OFFERED FOR SALE, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER.

                                                  Option Agreement to subscribe

Dated: December 30,1997                                      for 850,000 Shares

                     THE EDISON PROJECT INC. A STOCK OPTION

            THIS CERTIFIES that, for value received, WSI Inc. ("Holder") is entitled to subscribe for and purchase from The Edison Project Inc., a Delaware corporation (the "Company"), at a price of $10.00 per share (the "Exercise Price"), the number of shares of the Company's Series A Common Stock first shown above (as adjusted pursuant to the provisions hereof, the "Option Shares"). This Option is intended to replace and supersede the option originally contained in the Management Agreement dated as of March 14, 1995 between The Edison Project L.P. and Holder, as amended as of March 1, 1997 (the "Management Agreement"), to acquire a 5.714286% partnership interest for $10,000,000 and is issued in conjunction with the Subscription Agreement, dated as of December 30, 1997, by and among the Company, J.P. Morgan Investment Corporation, Sixty Wall Street SBIC Fund, L.P., Investor Investments AB and certain Other Investors (as defined therein).

            The Option is subject to the following provisions, terms and conditions:

            1.    Vesting: Term: Exercise.

                  (a) The rights of Holder to exercise the Option shall vest as follows: With respect to: (i) 700,000 of the Option Shares, on the date hereof, provided, that for the purposes of paragraph 8 hereof, (A) 500,000 of such Option Shares shall be deemed to have vested on March 14, 1995, (B) 100,000 of such Option Shares shall be deemed to have vested on June 30, 1996, and (C) 100,000 of such Option Shares shall be deemed to have vested on June 30, 1997; (ii) 50,000 of the Option Shares, on June 30, 1998; (iii) 50,000 of the Option Shares, on June 30, 1999; and (iv) 50,000 of the Option Shares, on June 30, 2000.

                  (b) The rights of Holder to exercise this Option shall expire as follows: With respect to (i) the Option Shares vested on the date hereof, (A) 500,000 at 5:00 p.m. E.S.T. on the first business day of 2003, (B) 100,000 shares on the first business day of the Company's 2004 fiscal year, and (C) 100,000 shares on the first business day of the Company's 2005 fiscal year, (ii) the Option Shares that vest in the Company's 1998 fiscal year, on the business day following the seventh anniversary of the vesting of such Option Shares, and
(iii) the Option Shares that vest in the Company's 1999 and 2000 fiscal years, on the business day following the fifth anniversary of the vesting of such Option Shares. Any date specified in the preceding sentence shall be, an "Expiration Date" hereunder.

                  (c) Subject to the preceding paragraphs 1(a) and (b), Holder may exercise this Option, in whole or in part from time to time (but not as to a fractional share of the Series A Common Stock) as of the first business day of any fiscal year of the Company (or at such other times as may be permitted by the Company's Board of Directors) by on or before such day (i) giving written notice to the Company in the form attached hereto and (ii) transferring to the account designated by the Company immediately available funds in an amount equal to aggregate Exercise Price of the

Option Shares in respect of which this Option is then being exercised along with any amounts required to be withheld by the Company and remitted to any taxing authority by reason of the exercise of the Option in respect of such Option Shares.

                  (d) Upon the exercise of any portion of the Option, the books and records of the Company shall be appropriately amended to reflect Holder's acquisition of the Option Shares then purchased, and certificates representing such Option Shares shall be delivered to Holder (or its designee(s)) as promptly as practicable after such date.

            2. Shares to be Full Paid: Reservation of Shares. The Company covenants and agrees that (a) all Option Shares will, upon issuance, be validly issued, fully paid, nonassessable, (b) at all times during the period during which the Option may be exercised, the Company shall have authorized and reserved for the purpose of issue upon the exercise of the Option, a sufficient number of shares of Series A Common Stock, free from any pre-emptive rights, to provide for the exercise of the Option in full, (c) the Company shall take all action necessary to assure that such shares of Series A Common Stock may be so issued without violation of any applicable law or regulation, or any requirements of any securities exchange upon which the Series A Common Stock may be listed, provided, however, that the Company shall not be required to register the sale of any shares of Series A Common Stock with the United States Securities and Exchange Commission (the "SEC") except as specifically provided herein.

            3. Adjustment to the Number of Option Shares.

                  (a) Upon any capital transaction, business combination, or reorganization (a "Reorganization") of the Company or the Company's business, the number of Option Shares which may be purchased hereunder and the Exercise Price per share shall be adjusted so that Holder shall thereafter be entitled to receive, upon the exercise of the Option, the number of shares or other equity interest or entitlement that Holder would have been entitled to receive upon the occurrence of such event had Holder exercised the Option immediately prior to the occurrence of such event, with the number of Option Shares and the Exercise Price per share as so revised to be subject to (i) adjustment appropriately to reflect stock splits, stock dividends, combinations and sales of all or substantially all the assets of the Company and (ii) dilution in the same manner as the Series A Common Stock outstanding immediately following such event.

                  (b) The Company may redeem this Option or any portion thereof in connection with a financing transaction or capital restructuring pursuant to which the Company is redeeming options or equity issued under the Company's Management Option Plan, as in effect from time to time, provided, that the Company shall redeem the Option or any portion thereof on the same relative terms as the Company redeems such management options.

                  (c) Upon any adjustment required by this Section 3, the Company shall give written notice thereof, by first class mail, postage prepaid, addressed to Holder at the address shown on the books of the Company, which notice shall state the increase or decrease, if any, in the number of Option Shares issuable upon the exercise of the Option, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

                  (d) If at any time: (i) the Company shall declare any dividend of cash, stock or property upon or make any other distribution in respect of the Series A

Common Stock, (ii) the Company shall offer for subscription pro rata to the holders of Series A Common Stock any additional shares of stock of any class or other securities or rights, (iii) there shall be any Reorganization or (iv) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company (collectively, "Dissolution"), then the Company shall give, by first class mail, postage prepaid, addressed to the Holder at the address shown on the books of the Company (A) at least 20 days' prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such Reorganization or Dissolution, and (B) in the case of any such Reorganization or Dissolution, at least 20 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (A) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Series A Common Stock shall be entitled thereto, and such notice in accordance with the foregoing clause (B) shall also specify the date on which the holders of Series A Common Stock shall be entitled to exchange their Series A Common Stock for securities or other property deliverable upon such Reorganization or Dissolution, as the case may be.

                  (d) If any event occurs as to which, in the good faith opinion of the Board of Directors, the other provisions of this paragraph 3 are not strictly applicable, then the Board of Directors shall make an adjustment in the application of such provisions, in accordance with the essential intent and principles of this paragraph 3, so as to protect such purchase rights, but in no event shall any such adjustment have the effect of increasing the Exercise Price.

            4. Registration. Any registration rights which accrue to Holder (or its permitted assignee(s)) with respect to any equity interests in the Company (or its successor) shall apply to any equity obtained by Holder (or its permitted assignee(s)) upon the exercise in whole or in part of this Option.

            5. Closing of Books. The Company will at no time close its transfer books against the transfer of the Option or any Option Shares issued or issuable upon the exercise of the Option in any manner that interferes with the timely exercise of the Option, unless the Company is advised by its counsel that such closing is required by applicable law or the rules of any exchange upon which such shares of Series A Common Stock are listed, and then only for so long as required by such law or rules.

            6. Mutilated or Missing Option Agreements. If this Option Agreement is mutilated when surrendered to the Company, or the Company receives evidence to its reasonable satisfaction of the destruction, loss or theft of this Option Agreement, the Company shall issue, without charge, a replacement Option Agreement. If requested by the Company, Holder shall supply an indemnity on customary terms to protect the Company from any loss that it may suffer upon the replacement of this Option Agreement.

            7. No Voting Rights. This Option Agreement shall not entitle Holder, as long as the Option is not exercised, to any voting rights or other rights as a stockholder of the Company.

            8. Parties in Interest: Assignability. Neither Holder or the Company may assign its rights or obligations under this Option, provided, however that the rights and obligations of the Company may be assigned, upon notice to Holder, to any entity to which the Company's business is transferred and further provided, however, that the rights and obligations of the Company under this Option Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company and their affiliates, including any transferee of all or substantially all of the business or assets of the Company and further provided, that Holder may (a) at any time grant to any third party a security interest in all or any part of the Option or transfer the Option to an Affiliate (as defined in the Company's Shareholders' Agreement dated December 30, 1997, as amended from time to time) and (b) by written notice to the Company in the form attached hereto, sell, assign, transfer or otherwise dispose of any vested portion of the Option at any time following the fourth anniversary of the vesting of the portion of the Option to be sold, assigned, transferred or otherwise disposed of.

            9. Governing Law. This Option Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of laws provisions thereof.

      IN WITNESS WHEREOF, each of the Company and Holder has duly executed and delivered this Option Agreement as of the date first set forth above.

                             THE EDISON PROJECT INC.

                                    By: /s/ Laura Eshbaugh
                                        ------------------
                                        Name:  Laura Eshbaugh
                                        Title: President

                                    WSI Inc.

                                    By: /s/ H. Christopher Whittle
                                        --------------------------
                                        H. Christopher Whittle, President

                          FORM OF NOTICE OF EXERCISE

                            ________________, 199__

To:         THE EDISON PROJECT INC.

            The undersigned, pursuant to the provisions set forth in the Option Agreement between the Company and the undersigned dated _________________, hereby subscribes for and agrees to purchase _____ shares of the Series A Common Stock covered by such Option Agreement, and makes payment herewith in full therefor at the price per share provided by such Option Agreement.

Dated: ______________, _______

Name of Holder: ______________________

By:   _______________________
      Name:
      Title:

Address:

                              FORM OF ASSIGNMENT

            FOR VALUE RECEIVED the undersigned, _______________________ hereby sells, assigns and transfers all of the rights of the undersigned under the Option Agreement between The Edison Project Inc. and the undersigned dated __________________ with respect to the number of shares of the Series A Common Stock covered thereby set forth herein below unto:

      Name of Assignee              Address           Number of Shares
      ----------------              -------           ----------------







Dated: _______________, ______

Name of Holder: _____________________

By:   _______________________
      Name:
      Title:

Address:    _____________________________

            _____________________________

NEITHER THE OPTION GRANTED PURSUANT TO THIS AGREEMENT (OR THE SHARES OF STOCK ISSUABLE UPON EXERCISE OF SUCH OPTION) HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. NEITHER SUCH OPTION OR SHARES MAY BE SOLD, OFFERED FOR SALE, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER.

                                                  Option Agreement to subscribe

Dated: December 30, 1997                                   for 1,000,000 Shares


                     THE EDISON PROJECT INC. B STOCK OPTION

            THIS CERTIFIES that, for value received, WSI Inc. ("Holder") is entitled to subscribe for and purchase from The Edison Project Inc., a Delaware corporation (the "Company"), at a price of $20.00 per share (the "Exercise Price"), the number of shares of the Company's Series A Common Stock first shown above (as adjusted pursuant to the provisions hereof, the "Option Shares"). This Option is intended to replace and supersede the option originally contained in the Management Agreement dated as of March 14, 1995 between The Edison Project L.P. and Holder, as amended as of March 1, 1997 (the "Management Agreement"), to acquire a 5.4054505 % partnership interest for $20,000,000 and is issued in conjunction with the Subscription Agreement, dated as of December 30, 1997, by and among the Company, J.P. Morgan Investment Corporation, Sixty Wall Street SBIC Fund, L.P., Investor Investments AB and certain Other Investors (as defined therein).

            The Option is subject to the following provisions, terms and conditions:

            1.    Vesting: Term: Exercise.

                  (a) The rights of Holder to exercise the Option shall vest as follows: With respect to: (i) 700,000 of the Option Shares, on the date hereof, provided, that for the purposes of paragraph 8 hereof, (A) 500,000 of such Option Shares shall be deemed to have vested on March 14,1995, (B) 100,000 of such Option Shares shall be deemed to have vested on June 30, 1996, and (C) 100,000 of such Option Shares shall be deemed to have vested on June 30, 1997;
(ii) 100,000 of the Option Shares, on June 30, 1998; (iii) 100,000 of the Option Shares, on June 30, 1999; and (iv) 100,000 of the Option Shares, on June 30, 2000.

                  (b) The rights of Holder to exercise this Option shall expire as follows: With respect to (i) the Option Shares vested on the date hereof, (A) 500,000 at 5:00 p.m. E.S.T. on the first business day of 2003, (B) 100,000 shares on the first business day of the Company's 2004 fiscal year, and (C) 100,000 shares on the First business day of the Company's 2005 fiscal year, (ii) the Option Shares that vest in the Company's 1998 fiscal year, on the business day following the seventh anniversary of the vesting of such Option Shares, and
(iii) the Option Shares that vest in the Company's 1999 and 2000 fiscal years, on the business day following the fifth anniversary of the vesting of such Option Shares. Any date specified in the preceding sentence shall be, an "Expiration Date" hereunder.

                  (c) Subject to the preceding paragraphs 1(a) and (b), Holder may exercise this Option, in whole or in part from time to time (but not as to a fractional share of the Series A Common Stock) as of the first business day of any fiscal year of the

Company (or at such other times as may be permitted by the Company's Board of Directors) by on or before such day (i) giving written notice to the Company in the form attached hereto and (ii) transferring to the account designated by the Company immediately available funds in an amount equal to aggregate Exercise Price of the Option Shares in respect of which this Option is then being exercised along with any amounts required to be withheld by the Company and remitted to any taxing authority by reason of the exercise of the Option in respect of such Option Shares.

                  (d) Upon the exercise of any portion of the Option, the books and records of the Company shall be appropriately amended to reflect Holder's acquisition of the Option Shares then purchased, and certificates representing such Option Shares shall be delivered to Holder (or its designee(s)) as promptly as practicable after such date.

            2. Shares to be Full Paid; Reservation of Shares. The Company covenants and agrees that (a) all Option Shares will, upon issuance, be validly issued, fully paid, nonassessable, (b) at all times during the period during which the Option may be exercised, the Company shall have authorized and reserved for the purpose of issue upon the exercise of the Option, a sufficient number of shares of Series A Common Stock, free from any pre-emptive rights, to provide for the exercise of the Option in full, (c) the Company shall take all action necessary to assure that such shares of Series A Common Stock may be so issued without violation of any applicable law or regulation, or any requirements of any securities exchange upon which the Series A Common Stock may be listed, provided, however, that the Company shall not be required to register the sale of any shares of Series A Common Stock with the United States Securities and Exchange Commission (the "SEC") except as specifically provided herein.

            3.    Adjustment to the Number of Option Shares.

                  (a) Upon any capital transaction, business combination, or reorganization (a "Reorganization") of the Company or the Company's business, the number of Option Shares which may be purchased hereunder and the Exercise Price per share shall be adjusted so that Holder shall thereafter be entitled to receive, upon the exercise of the Option, the number of shares or other equity interest or entitlement that Holder would have been entitled to receive upon the occurrence of such event had Holder exercised the Option immediately prior to the occurrence of such evenpound sterling, with the number of Option Shares and the Exercise Price per share as so revised to be subject to (i) adjustment appropriately to reflect stock splits, stock dividends, combinations and sales of all or substantially all the assets of the Company and (ii) dilution in the same manner as the Series A Common Stock outstanding immediately following such event.

                  (b) The Company may redeem this Option or any portion thereof in connection with a financing transaction or capital restructuring pursuant to which the Company is redeeming options or equity issued under the Company's Management Option Plan, as in effect from time to time, provided, that the Company shall redeem the Option or any portion thereof on the same relative terms as the Company redeems such management options.

                  (c) Upon any adjustment required by this Section 3' the Company shall give written notice thereof, by first class mail, postage prepaid, addressed to Holder at the address shown on the books of the Company, which notice shall state the increase or decrease, if any, in the number of Option Shares issuable upon the exercise of the Option, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

                  (d) If at any time: (i) the Company shall declare any dividend of cash, stock or property upon or make any other distribution in respect of the Series A Common Stock, (ii) the Company shall offer for subscription pro rata to the holders of Series A Common Stock any additional shares of stock of any class or other securities or rights, (iii) there shall be any Reorganization, or (iv) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company (collectively, "Dissolution"), then the Company shall give, by first class mail, postage prepaid, addressed to the Holder at the address shown on the books of the Company (A) at least 20 days' prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such Reorganization or Dissolution, and (B) in the case of any such Reorganization or Dissolution, at least 20 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (A) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Series A Common Stock shall be entitled thereto, and such notice in accordance with the foregoing clause (B) shall also specify the date on which the holders of Series A Common Stock shall be entitled to exchange their Series A Common Stock for securities or other property deliverable upon such Reorganization or Dissolution, as the case may be.

                  (d) If any event occurs as to which, in the good faith opinion of the Board of Directors, the other provisions of this paragraph 3 are not strictly applicable, then the Board of Directors shall make an adjustment in the application of such provisions, in accordance with the essential intent and principles of this paragraph 3' so as to protect such purchase rights, but in no event shall any such adjustment have the effect of increasing the Exercise Price.

            4. Registration. Any registration rights which accrue to Holder (or its permitted assignee(s)) with respect to any equity interests in the Company (or its successor) shall apply to any equity obtained by Holder (or its permitted assignee(s)) upon the exercise in whole or in part of this Option.

            5. Closing of Books. The Company will at no time close its transfer books against the transfer of the Option or any Option Shares issued or issuable upon the exercise of the Option in any manner that interferes with the timely exercise of the Option, unless the Company is advised by its counsel that such closing is required by applicable law or the rules of any exchange upon which such shares of Series A Common Stock are listed, and then only for so long as required by such law or rules.

            6. Mutilated or Missing Option Agreements. If this Option Agreement is mutilated when surrendered to the Company, or the Company receives evidence to its reasonable satisfaction of the destruction, loss or theft of this Option Agreement, the Company shall issue, without charge, a replacement Option Agreement. If requested by the Company, Holder shall supply an indemnity on customary terms to protect the Company from any loss that it may suffer upon the replacement of this Option Agreement.

            7. No Voting Rights. This Option Agreement shall not entitle Holder, as long as the Option is not exercised, to any voting rights or other rights as a stockholder of the Company.

            8. Parties in Interest; Assignability. Neither Holder or the Company may assign its rights or obligations under this Option, provided, however that the rights and obligations of the Company may be assigned, upon notice to Holder, to any entity to which the Company's business is transferred and further provided, however, that the rights and obligations of the Company under this Option Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company and their affiliates, including any transferee of all or substantially all of the business or assets of the Company and further provided, that Holder may (a) at any time grant to any third party a security interest in all or any part of the Option or transfer the Option to an Affiliate (as defined in the Company's Shareholders' Agreement dated December 30, 1997, as amended from time to time) and (b) by written notice to the Company in the form attached hereto, sell, assign, transfer or otherwise dispose of any vested portion of the Option at any time following the fourth anniversary of the vesting of the portion of the Option to be sold, assigned, transferred or otherwise disposed of.

            9. Governing Law. This Option Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of laws provisions thereof.

      IN WITNESS WHEREOF, each of the Company and Holder has duly executed and delivered this Option Agreement as of the date first set forth above.

                                    THE EDISON PROJECT INC.

                                    By:   /s/ Laura Eshbaugh
                                         -------------------
                                          Name:  Laura Eshbaugh
                                          Title: President

                                    WSI Inc.

                                    By:   /s/ H. Christopher Whittle
                                          --------------------------
                                          H. Christopher Whittle, President

                          FORM OF NOTICE OF EXERCISE

                          ____________________, 199__

To:         THE EDISON PROJECT INC.

            The undersigned, pursuant to the provisions set forth in the Option Agreement between the Company and the undersigned dated __________________, hereby subscribes for and agrees to purchase _____ shares of the Series A Common Stock covered by such Option Agreement, and makes payment herewith in full therefor at the price per share provided by such Option Agreement.

Dated: _______________, ______

Name of Holder: _____________________

By:   ________________________
      Name:
      Title:


Address:

                              FORM OF ASSIGNMENT

            FOR VALUE RECEIVED the undersigned, _______________________ hereby sells, assigns and transfers all of the rights of the undersigned under the Option Agreement between The Edison Project Inc. and the undersigned dated __________________ with respect to the number of shares of the Series A Common Stock covered thereby set forth herein below unto:

      Name of Assignee              Address           Number of Shares
      ----------------              -------           ----------------





Dated: _______________, ______

Name of Holder: _____________________

By:   _______________________
      Name:

      Title:

Address:    _____________________________

            _____________________________